                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     TEMPLETON EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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[_]  Check box if any part of the fee is offset as provided by Exchange
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Notes:

[LOGO OF FRANKLIN TEMPLETON]

                     TEMPLETON EMERGING MARKETS FUND, INC.
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 20, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Templeton Emerging Markets Fund, Inc. (the "Fund"), will be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 A.M. (Eastern Standard Time) for the following purposes:

  I. To elect five Directors of the Fund to hold office for the terms specified and until their successors are elected and qualified.

  II. To ratify or reject the selection of McGladrey & Pullen, LLP as independent public accountants of the Fund for the fiscal year ending August 31, 1996.

  III. To transact such other business as may properly come before the Annual Meeting.

  Every Shareholder of record as of the close of business on January 4, 1996 will be entitled to vote.

                                       By Order of the Board of Directors,

                                       Thomas M. Mistele, Secretary

January 9, 1996


  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL HAVE RECEIVED PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE THAT YOU RECEIVE REGARDLESS OF
                         THE NUMBER OF SHARES YOU OWN.

                     TEMPLETON EMERGING MARKETS FUND, INC.
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                               ----------------

                                PROXY STATEMENT

                    SOLICITATION AND REVOCATION OF PROXIES

  This Proxy Statement and Notice of Annual Meeting with accompanying form of proxy are being mailed to Shareholders of Templeton Emerging Markets Fund, Inc. (the "Fund") on or about January 9, 1995. THEY ARE BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE DIRECTORS OF THE FUND FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 20, 1996, OR ANY ADJOURNMENT THEREOF. The report for the fiscal year ended August 31, 1995, including audited financial statements, will be provided without charge upon request. Such requests should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030, or telephone 1-800/DIAL BEN.

  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the nominees for Director and in favor of the proposals set forth in the attached Notice of Annual Meeting. A proxy may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a Shareholder may revoke the proxy by an instrument in writing executed by the Shareholder or his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the office of the Fund at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of such meeting on the day of the Annual Meeting, or adjournment thereof.

  The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, officers and regular employees and agents of the Fund without compensation therefor. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies.

  As of December 15, 1995, there were 16,424,395 Shares of the Fund outstanding. Each Share of record as of the close of business on January 4, 1996 will be entitled to one vote on all matters presented at the Annual Meeting.

  From time to time, the number of Shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding Shares.

  As of December 15, 1995, the Fund had net assets of $238,989,447.

  Shareholder proposals to be presented at the annual meeting in February, 1997 must be received at the Fund's office, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than September 1, 1996.

                              GENERAL INFORMATION

  The Investment Manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch ("TAM" or the "Investment Manager"), a Singapore corporation with offices at Two Exchange Square, Hong Kong. Pursuant to an Investment Management Agreement dated October 30, 1992 and amended and restated as of December 6, 1994, the Investment Manager manages the investment and reinvestment of Fund resources. The Investment Manager is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20.1% and 16%, respectively, of Franklin's outstanding shares. Franklin is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

  Templeton Global Investors, Inc. ("TGII" or the "Business Manager"), Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Franklin, performs certain administrative functions for the Fund pursuant to a Business Management Agreement.

  The Fund's Shares are listed on the New York Stock Exchange (symbol EMF) and on the Pacific Stock Exchange.

                           I. ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Harris J. Ashton, S. Joseph Fortunato and Nicholas F. Brady have been nominated for three-year terms to expire at the 1999 Annual Meeting of Shareholders, such terms to continue until their successors have been duly elected and qualified. Charles B. Johnson has been nominated for a two-year term to expire at the 1998 Annual Meeting of Shareholders and John Wm. Galbraith has been nominated for a one-year term to expire at the 1997 Annual Meeting of Shareholders, such terms to continue until their successors have been duly elected and qualified.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) in favor of the nominees named below. All of the nominees and Directors are currently members of the Board of Directors of the Fund. In addition, all nominees are also directors or trustees of other investment companies in the Franklin Templeton Group.

  All of the nominees listed below are available and have consented to serve if elected. If any of the nominees should not be available, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

  The following table provides information concerning each continuing Director of the Fund and each nominee for election as a Director:

                                                                         SHARES OWNED
                                                                      BENEFICIALLY AND %
    NAME, ADDRESS AND          PRINCIPAL OCCUPATION        DIRECTOR  OF TOTAL OUTSTANDING
  OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE   AS OF DECEMBER 15, 1995
  ---------------------   ------------------------------   -------- -----------------------
 NOMINEES TO SERVE UNTIL
 1999 ANNUAL MEETING
 OF SHAREHOLDERS:

 HARRIS J. ASHTON            Chairman of the board,          1992             500(**)
 Metro Center,                president and chief
 1 Station Place              executive officer of
 Stamford, Connecticut        General Host
  Director                    Corporation (nursery
                              and craft centers);
                              director of RBC
                              Holdings (U.S.A.) Inc.
                              (bank holding company)
                              and Bar-S Foods.
                              Age 63.

 S. JOSEPH FORTUNATO         Member of the law firm          1992             100(**)
 200 Campus Drive             of Pitney, Hardin, Kipp
 Florham Park, New Jersey     & Szuch; director of
  Director                    General Host
                              Corporation (nursery
                              and craft centers).
                              Age 63.

 NICHOLAS F. BRADY*          Chairman, Templeton             1993             -0-
 102 East Dover Street        Emerging Markets
 Easton, Maryland             Investment Trust PLC;
  Director                    chairman, Templeton
                              Latin American
                              Investment Trust PLC;
                              chairman of Darby
                              Overseas Investments,
                              Ltd. (an investment
                              firm), (1994-present);
                              director of the Amerada
                              Hess Corporation,
                              Capital Cities/ABC,
                              Inc., Christiana
                              Companies and the H.J.
                              Heinz Company;
                              Secretary of the United
                              States Department of
                              the Treasury (1988-
                              January 1993); chairman
                              of the board of Dillon,
                              Read & Co. Inc.
                              (investment banking)
                              prior thereto. Age 65.

 DIRECTORS SERVING UNTIL
 1998 ANNUAL MEETING
 OF SHAREHOLDERS:

 F. BRUCE CLARKE             Retired; former credit          1987             245(**)
 19 Vista View Blvd.          adviser, National Bank
 Thornhill, Ontario           of Canada, Toronto.
  Director                    Age 85.

 ANDREW H. HINES, JR.        Consultant, Triangle            1990             699(**)
 150 2nd Avenue N.            Consulting Group;
 St. Petersburg, Florida      chairman of the board
  Director                    and chief executive
                              officer of Florida
                              Progress Corporation
                              (1982-February 1990)
                              and director of various
                              of its subsidiaries;
                              chairman and director
                              of Precise Power
                              Corporation; Executive-
                              In-Residence of Eckerd
                              College (1991-present);
                              director of Checkers
                              Drive-In Restaurants,
                              Inc. Age 72.

                                                                          SHARES OWNED
                                                                       BENEFICIALLY AND %
     NAME, ADDRESS AND          PRINCIPAL OCCUPATION        DIRECTOR  OF TOTAL OUTSTANDING
   OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE   AS OF DECEMBER 15, 1995
   ---------------------   ------------------------------   -------- -----------------------
 HARMON E. BURNS*              Executive vice                 1992              -0-
 777 Mariners Island Blvd.      president, secretary
 San Mateo, California          and director of
  Director                      Franklin Resources,
                                Inc.; executive vice
                                president and director
                                of Franklin Templeton
                                Distributors, Inc.;
                                executive vice
                                president of Franklin
                                Advisors, Inc.;
                                officer and/or
                                director, as the case
                                may be, of other
                                subsidiaries of
                                Franklin Resources,
                                Inc. Age 50.

 NOMINEE TO SERVE UNTIL
 1998 ANNUAL MEETING
 OF SHAREHOLDERS:

 CHARLES B. JOHNSON*           President and director         1995              -0-
 777 Mariners Island Blvd.      of Franklin Resources,
 San Mateo, California          Inc.; chairman of the
  Chairman of the Board         board and director of
   and Vice President           Franklin Advisers,
                                Inc. and Franklin
                                Templeton
                                Distributors, Inc.;
                                director of General
                                Host Corporation
                                (nursery and craft
                                centers) and Templeton
                                Global Investors,
                                Inc.; officer and/or
                                director, trustee or
                                managing general
                                partner, as the case
                                may be, of most other
                                subsidiaries of
                                Franklin Resources,
                                Inc. Age 63.

 DIRECTORS SERVING UNTIL
 1997 ANNUAL MEETING
 OF SHAREHOLDERS:

 FRED R. MILLSAPS              Manager of personal            1990            1,150(**)
 2665 NE 37th Drive             investments (1978-
 Ft. Lauderdale, Florida        present); chairman and
  Director                      chief executive
                                officer of Landmark
                                Banking Corporation
                                (1969-1978); financial
                                vice president of
                                Florida Power and
                                Light (1965-1969);
                                vice president of The
                                Federal Reserve Bank
                                of Atlanta (1958-
                                1965); director of
                                various other business
                                and nonprofit
                                organizations. Age 66.

                                                                        SHARES OWNED
                                                                     BENEFICIALLY AND %
    NAME, ADDRESS AND         PRINCIPAL OCCUPATION        DIRECTOR  OF TOTAL OUTSTANDING
  OFFICES WITH THE FUND  DURING PAST FIVE YEARS AND AGE    SINCE   AS OF DECEMBER 15, 1995
  ---------------------  ------------------------------   -------- -----------------------
 BETTY P. KRAHMER            Director or trustee of         1990            1,000(**)
 2201 Kentmere Parkway        various civic
 Wilmington, Delaware         associations; former
  Director                    economic analyst, U.S.
                              Government. Age 66.

 GORDON S. MACKLIN           Chairman of White River        1993            2,000(0.01%)
 2812 Burning Tree Road       Corporation
 Bethesda, Maryland           (information
  Director                    services); director of
                              Fund America
                              Enterprises Holdings,
                              Inc., Lockheed Martin
                              Corporation, MCI
                              Communications
                              Corporation, Fusion
                              Systems Corporation,
                              Infovest Corporation,
                              and Medimmune, Inc.;
                              formerly, chairman of
                              Hambrecht and Quist
                              Group, director of H&Q
                              Healthcare Investors
                              and president of the
                              National Association
                              of Securities Dealers,
                              Inc. Age 67.

 NOMINEE TO SERVE UNTIL
 1997 ANNUAL MEETING
 OF SHAREHOLDERS:

 JOHN Wm. GALBRAITH          President of Galbraith         1995           64,426(0.39%)
 360 Central Avenue           Properties, Inc.
 St. Petersburg, Florida      (personal investment
  Director                    company); director of
                              Gulfwest Banks, Inc.
                              (bank holding company)
                              (1995-present) and
                              Mercantile Bank (1991-
                              present); vice
                              chairman of Templeton,
                              Galbraith & Hansberger
                              Ltd. (1986-1992);
                              chairman of Templeton
                              Funds Management, Inc.
                              (1974-1991). Age 74.

--------
 * Messrs. Johnson, Burns and Brady are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940. Mr. Brady and Franklin Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. Mrs. Krahmer and Messrs. Clarke, Hines, Galbraith, Ashton, Fortunato, Macklin and Millsaps are not "interested persons" of the Fund.
** Less than 0.01%.

REMUNERATION OF DIRECTORS AND OFFICERS

  Each fund in the Templeton Family of Funds pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings, the amount of which is based on the level of assets in the fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $2,500 and a fee of $200 per meeting of the Board and its committees attended. Directors are reimbursed for any expenses incurred in attending meetings. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Directors as a group for the fiscal year ended August 31, 1995, under the Director compensation arrangement then in effect was $35,000. The Investment Manager and its affiliates pay the salaries and expenses of the Fund's officers. No pension or retirement benefits are accrued as part of Fund expenses.

  The following table shows the total compensation paid to the independent Directors and Mr. Brady by the Fund and by all investment companies in the Franklin Templeton Group:

                                                   NUMBER OF FRANKLIN    TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION  TEMPLETON FUND BOARDS    ALL FUNDS IN FRANKLIN
    NAME OF DIRECTOR         FROM THE FUND*     ON WHICH DIRECTOR SERVES    TEMPLETON GROUP**
    ----------------     ---------------------- ------------------------ -----------------------
Harris J. Ashton........         $2,975                    56                   $327,925
Nicholas F. Brady.......          2,975                    24                     98,225
F. Bruce Clarke.........          3,475                    20                     83,350
S. Joseph Fortunato.....          2,975                    58                    344,745
John Wm. Galbraith......            825                    23                     70,100
Andrew H. Hines, Jr.....          3,475                    24                    106,325
Betty P. Krahmer........          2,975                    24                     93,475
Gordon S. Macklin.......          2,975                    53                    321,525
Fred R. Millsaps........          3,475                    24                    104,325

--------
 * For the fiscal year ended August 31, 1995.
** For the calendar year ended December 31, 1995.

  Certain officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees and other fees received from the Franklin Templeton Group by the Investment Manager and its affiliates.

  There are no family relationships among any of the Directors or nominees for Directors.

  Under the securities laws of the United States, the Fund's Directors, its officers, and any persons holding more than ten percent of the Fund's Shares, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's Shares and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during 1995. All of these filing requirements were satisfied except the Initial Statement of Beneficial Ownership of Securities filed on behalf of the Investment Manager and certain of its affiliates, which were inadvertently filed late. In making these statements, the Fund has relied on the written representations of the persons affected and copies of the reports that they have filed with the Securities and Exchange Commission.

  The Fund has a standing Audit Committee consisting of Messrs. Millsaps, Clarke, Hines and Galbraith, all of whom are independent Directors of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent public accountants, submits a recommendation to the Board of Directors as to the selection of independent public accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Board has established a Nominating and Compensation Committee consisting of Messrs. Hines and Macklin. The Nominating and Compensation Committee is responsible for the selection, nomination for appointment and election of candidates to serve as independent Directors of the Fund. The Nominating and Compensation Committee will review Shareholders' nominations to fill vacancies on the Board, if such nominations are in writing and addressed to the Committee at the Fund's headquarters. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  During the fiscal year ended August 31, 1995, there were four meetings of the Board of Directors, one meeting of the Audit Committee and three meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors throughout the period. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

  As of December 15, 1995, the Directors and officers of the Fund as a group owned 71,923 shares or less than 1% of the Fund's outstanding shares.

EXECUTIVE OFFICERS OF FUND

  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The executive officers are:

       NAME, ADDRESS AND                  PRINCIPAL OCCUPATION
     OFFICES WITH THE FUND           DURING PAST FIVE YEARS AND AGE
     ---------------------           ------------------------------
 CHARLES B. JOHNSON..........  As shown under Proposal 1, "Election of
  777 Mariners Island Blvd.     Directors"
  San Mateo, CA
  Chairman since 1995
  and Vice president
  since 1992

 J. MARK MOBIUS..............  Managing director of TAM; portfolio
  Two Exchange Square           manager for various Templeton advisory
  Hong Kong                     affiliates; president of International
  President                     Investment Trust Company Limited
  since 1987                    (investment manager of Taiwan R.O.C.
                                fund) (1986-1987); director of Vickers da
                                Costa, Hong Kong (1983-1986).
                                Age 59.

 MARK G. HOLOWESKO...........  President and director of Templeton Global
  Lyford Cay                    Advisors Limited; chief investment
  Nassau, Bahamas               officer of the global equity group for
  Vice president                Templeton Worldwide, Inc.; president or
  since 1989                    vice president of other Templeton Funds;
                                investment administrator with Roy West
                                Trust Corporation (Bahamas) Limited
                                (1984-1985). Age 35.

 MARTIN L. FLANAGAN..........  Senior vice president, treasurer and chief
  777 Mariners Island Blvd.     financial officer of Franklin Resources,
  San Mateo, CA                 Inc.; director and executive vice
  Vice president                president of Templeton Investment
  since 1989                    Counsel, Inc.; director, president, and
                                chief executive officer of TGII; director
                                or trustee and president or vice
                                president of various Templeton Funds;
                                accountant with Arthur Andersen & Company
                                (1982-1983); and a member of the
                                International Society of Financial
                                Analysts and the American Institute of
                                Certified Public Accountants. Age 35.

 JOHN R. KAY.................  Vice president of the Templeton Funds;
  500 East Broward Blvd.        vice president and treasurer of TGII and
  Fort Lauderdale, FL           Templeton Worldwide Inc.; assistant vice
  Vice president                president of Franklin Templeton
  since 1994                    Distributors, Inc.; formerly, vice
                                president and controller of the Keystone
                                Group, Inc. Age 55.

 JAMES R. BAIO...............  Treasurer of the Templeton Funds; senior
  500 East Broward Blvd.        vice president of Templeton Worldwide,
  Fort Lauderdale, FL           Inc., TGII and Templeton Funds Trust
  Treasurer                     Company; senior tax manager of Ernst &
  since 1994                    Young (certified public accountants)
                                (1977-1989). Age 41.


       NAME, ADDRESS AND                 PRINCIPAL OCCUPATION
     OFFICES WITH THE FUND          DURING PAST FIVE YEARS AND AGE
     ---------------------          ------------------------------
 THOMAS M. MISTELE...........  Senior vice president of TGII; vice
  700 Central Avenue            president of Franklin Templeton
  St. Petersburg, FL            Distributors, Inc.; secretary of the
  Secretary                     Templeton Funds; attorney, Dechert
  since 1989                    Price & Rhoads (1985-1988) and
                                Freehill, Hollingdale & Page (1988);
                                judicial clerk, U.S. District Court
                                (Eastern District of Virginia) (1984-
                                1985). Age 42.

                II. RATIFICATION OR REJECTION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been the independent public accountants for the Fund since its inception in February, 1987, and have examined the Fund's financial statements for the fiscal year ended August 31, 1995, and in connection therewith have reported on the financial statements of the Fund and reviewed certain filings of the Fund with the Securities and Exchange Commission. At a meeting held on October 21, 1995, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996, subject to ratification by the Shareholders at the Annual Meeting.

  The Fund is advised that neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The Board of Directors recommends that the Shareholders vote in favor of ratifying the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996.

                              III. OTHER BUSINESS

  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any additional matters should be properly presented, the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                  ADJOURNMENT

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting and Proxy Statement are not received by the time scheduled for the Annual Meeting, the persons named as proxies may move one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those Shares which they are entitled to vote which voted in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals.

                                VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Annual Meeting. The election of Directors, as set forth in Proposal I, will require the affirmative vote of the holders of a plurality of the Fund's Shares present at the meeting. Ratification of the selection of the independent public accountants, as set forth in Proposal II, will require the affirmative vote of the holders of a majority of the Fund's Shares present at the meeting.

  If the accompanying form of proxy is executed properly and returned, Shares represented by it will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified, Shares will be voted in favor of the Directors named in Proposal I and in favor of Proposal II. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of "no" votes for purposes of obtaining approval of Proposal I and Proposal II.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                       By Order of the Board of Directors,

                                       Thomas M. Mistele, Secretary

January 9, 1996

                     TEMPLETON EMERGING MARKETS FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 1996
                              PLEASE VOTE PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS M. MISTELE, JAMES R. BAIO and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place, and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Emerging Markets Fund, Inc. (the "Fund"), to be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 a.m. EDT, and any adjournment thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN ITEM 1, AND IN FAVOR OF ITEM 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.



----------------------------------------------------  ----------, 1996
              SIGNATURE(S)                               DATE

PLEASE SIGN THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.


(Continued on other side)



                              FOLD AND DETACH HERE

              Please mark boxes ____ or X in blue or black ink.
                                       ---
                                                       I plan to
                                                    attend meeting

                                                        _______


The Board of Directors Recommends a vote FOR items 1 and 3.

Item 1-Election of Directors

FOR all nominees      WITHHOLD     Nominees: Harris J. Ashton, S. Joseph
listed (except as     AUTHORITY    Fortunato, Nicholas F. Brady, John Wm.
marked below)       to vote for    Galbraith and Charles B. Johnson.
                    all nominees
                       listed
 --------             --------
                                   To withhold authority to vote for any
                                   individual nominee, write that
                                   nominee's names on the line below.


                                   --------------------------------------

Item 2-Ratification of the selection  Item 3-In their discretion, the
of McGladrey & Pullen, LLP, as        Proxyholders are authorized to
independent public accountants for    vote on any such other matters
the Fund for the fiscal year ending   which may legally come before the
August 31, 1996.                      Meeting and any adjournment
                                      thereof.

     FOR   AGAINST   ABSTAIN          FOR   AGAINST   ABSTAIN

     ___     ____    _______          ____   ____     ______



                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)
                              FOLD AND DETACH HERE